(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
April 30, 2002


MuniYield
New Jersey
Insured Fund, Inc.


www.mlim.ml.com


MuniYield New Jersey Insured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income tax and New Jersey personal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and New Jersey personal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield New Jersey Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniYield New Jersey Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MUNIYIELD NEW JERSEY INSURED FUND, INC.


The Benefits
And Risks of
Leveraging


MuniYield New Jersey Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MuniYield New Jersey Insured Fund, Inc., April 30, 2002


DEAR SHAREHOLDER


For the six months ended April 30, 2002, the Common Stock of MuniYield New Jersey Insured Fund, Inc. earned $0.468 per share income dividends, which included earned and unpaid dividends of $0.078. This represents a net annualized yield of 6.35%, based on a month-end net asset value of $14.86 per share. For the six-month period ended April 30, 2002, the total investment return on the Fund's Common Stock was +1.13%, based on a change in per share net asset value from $15.17 to $14.86, and assuming reinvestment of $0.468 per share income dividends.

For the six-month period ended April 30, 2002, the Fund's Auction
Market Preferred Stock had an average yield of 1.41%.


The Municipal Market Environment
During the six months ended April 30, 2002, long-term fixed-income bond yields generally rose, while exhibiting considerable monthly volatility. However, throughout the period, tax-exempt bond yield volatility was appreciably lower and the overall increase in municipal bond yields was lower than its taxable counterpart. This relative outperformance by the tax-exempt market largely reflected an improving technical position in recent months. Despite additional decreases in the short-term interest rate target to 1.75% by the Federal Reserve Board, long-term fixed-income markets were unable to hold their October 2001 gains. Rapid, significant US military success in Afghanistan, stronger-than-expected retail sales and recovering US equity markets combined to suggest to many investors that US economic recovery was far more imminent than had been anticipated earlier in the fall of 2001. Bond yields rose during November and December 2001 as investors sold securities both to realize recent profits and in anticipation of an early reversal of the Federal Reserve Board's policy. By the end of December, long-term US Treasury bond yields rose more than 50 basis points (0.50%) to approximately 5.45%.

During January and February 2002, economic indicators were mixed, signaling some strength in consumer spending and housing-related industries, but with continued declines in manufacturing employment. Interest rates remained in a narrow but volatile range as weak US equity markets generally supported fixed-income products. By the end of January 2002, the Federal Reserve Board ended its aggressive series of short-term interest rate reductions by maintaining its overnight rate target at 1.75%, a 40-year low. The Federal Reserve Board noted that while US economic activity was beginning to strengthen, earlier weakness could easily resume should consumer spending falter. In recent months, however, the index of leading economic indicators has risen, suggesting that economic activity is likely to expand later this year. In its final revision, fourth quarter 2001 US gross domestic product growth was revised higher to 1.6%, signaling improving economic conditions relative to earlier in 2001. By the end of February 2002, long-term US Treasury bond yields stood at 5.42%.

In early March, a number of economic indicators, including surging existing home sales, solid consumer spending and positive nonfarm payroll growth following several months of job losses, suggested US economic activity was continuing to strengthen. Also, in Congressional testimony, Federal Reserve Board Chairman Alan Greenspan was cautiously optimistic regarding future US economic growth noting, while any increase in activity was likely to be moderate, "an economic expansion (was) well underway." These factors combined to push US equity prices higher and bond prices sharply lower in expectation of a reversal of the Federal Reserve Board actions taken during the past 15 months. By the end of March 2002, long-term US Treasury bond yields stood at 5.80%, their highest level in more than 18 months.

During April 2002, bond yields reversed to move lower as US economic conditions, especially employment trends, weakened and US equity markets solidly declined. Also, first quarter 2002 US gross domestic product growth was initially estimated to have grown 0.6%. This decline in US economic activity from the fourth quarter of 2001 suggested that earlier US economic strength was weakening and the Federal Reserve Board would be unlikely to raise interest rates for much of 2002. US Treasury issue prices were also boosted by erupting Middle East politics that led many international investors to seek the safe haven of US Treasury securities. By April 30, 2002, long-term US Treasury bond yields declined to 5.59%. During the past six months, US Treasury bond yields rose more than 70 basis points.

The municipal bond market displayed a similar pattern to its taxable counterpart during the six-month period ended April 2002. The tax-exempt bond market was also unable to maintain the gains made in late September and October 2001. In addition to a modestly stronger financial environment, increased tax-exempt new bond issuance in late 2001 also put upward pressure on municipal bond yields. By year-end 2001, long-term tax-exempt revenue bond yields as measured by the Bond Buyer Revenue Bond Index stood at 5.60%, an increase of approximately 25 basis points during the last two months of 2001. In early 2002, tax-exempt bond yields traded in a relatively narrow range as an increasingly positive technical position supported existing municipal bond prices. However, in March, increased economic activity and associated concerns regarding near-term
Federal Reserve Board actions also pushed tax-exempt bond prices lower. By late March, long-term municipal revenue bond yields rose to 5.67%, their highest level in more than a year. Similar to US Treasury issues, tax-exempt bond yields declined throughout April as economic conditions weakened. The municipal bond market's improvement was bolstered by a continued improvement in the market's technical environments. Investor demand strengthened, in part aided by declining equity prices, as issuance levels declined. At April
30, 2002, long-term tax-exempt bond yields stood at 5.52%, an increase of approximately 30 basis points during the last six months.

Interest rates are likely to remain near current levels as US economic conditions are expected to remain relatively weak. However, going forward, business activity appears likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion package to aid New York City, Washington DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in mid-to-late 2002.

As inflationary pressures are expected to remain well contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, through-out much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that has supported the tax-exempt bond market's performance for much of 2001 can be expected to continue, any potential increases in municipal bond yields can also be expected to be limited.


Portfolio Strategy
Given the modest rise in long term tax-exempt interest rates during the six-month period ended April 30, 2002, we sought to position the Fund more defensively. Prior to the start of the period, the implementation of this investment strategy had been postponed in light of the economic impact of the events of September 11, 2001 and the ensuing market implications. This decision benefited shareholders, as the Fund was able to participate more fully in the sudden rally brought on by the Treasury's surprise decision to eliminate issuance of 30-year Treasury bonds. Subsequently, however, a resumption of measures designed to achieve a lower risk profile has since placed the portfolio squarely in a defensive mode.

Among these measures were the gradual reduction in exposure to capital appreciation bonds, more commonly known as zero coupon bonds. Typically more volatile than most other longer-dated bonds, these issues contributed to the Fund's competitive return as interest rates declined throughout last year. However, with diminished prospects for further interest rate declines, we chose to take some profits and reinvest the proceeds in securities exhibiting a lower degree of volatility. As a consequence, our portfolio structure continues to reflect a heavy concentration in bonds maturing in the next 10 years - 20 years where interest rate volatility tends to be more muted with 85% - 95% of the yield available on long-term bonds can still be captured. Another significant contribution to the Fund's performance came from a competitive distribution yield enhanced by the income generated from the portfolio's holdings of inverse floaters. Importantly, the underlying assets that comprise these derivative structured products possess insular characteristics that should help to limit the leverage-related volatility inherent in their structure.



MuniYield New Jersey Insured Fund, Inc., April 30, 2002


Caution will continue to characterize the portfolio's investment stance in the next few months as prospects for heavy municipal volume puts pressure on a market expected to weaken against the backdrop of a strengthening economy. Barring any major change, we do not anticipate any significant alteration in portfolio duration. We believe the Fund is positioned appropriately given our investment outlook. However, to the extent that fixed-income markets remain buoyant, the Fund may not be able to provide enhanced results.

The 475 basis point decline in short-term interest rates engineered by the Federal Reserve Board in 2001 has resulted in a material decrease in the Fund's borrowing cost into the 1% - 1.25% range. This decline, in combination with a steep tax-exempt yield curve, generated a material income benefit to the Fund's Common Stock shareholders from the leveraging of the Preferred Stock. While modest increases in short-term interest rates are expected later this year, these increases are unlikely to result in significantly higher borrowing costs for the Fund. However, should short-term tax-exempt rates rise, the benefits of leveraging will diminish and the yield paid to the Common Stock shareholders will decline. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)


In Conclusion
We appreciate your ongoing interest in MuniYield New Jersey Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo)
John M. Loffredo
Senior Vice President



(Theodore R. Jaeckel Jr. )
Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager



June 3, 2002


PROXY RESULTS

During the six-month period ended April 30, 2002, MuniYield New
Jersey Insured Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 25, 2002. A description of the proposal and number of shares voted are as follows:


                                                                            Shares Voted     Shares Withheld
                                                                                For            From Voting
1. To elect the Fund's Directors:            Terry K. Glenn                  8,324,267           155,669
                                             J. Thomas Touchton              8,322,567           157,369
                                             Fred G. Weiss                   8,322,699           157,237



During the six-month period ended April 30, 2002, MuniYield New
Jersey Insured Fund, Inc.'s Preferred Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 25, 2002. A description of the proposal and number of shares voted are as follows:


                                                                            Shares Voted     Shares Withheld
                                                                                For            From Voting
1. To elect the Fund's Board of Directors: Terry K. Glenn, M. Colyer Crum,
   Laurie Simon Hodrick, J. Thomas Touchton and Fred G. Weiss                  1,813               327



SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)

                S&P       Moody's   Face
STATE           Ratings   Ratings  Amount   Issue                                                                    Value
New Jersey--    A1+       NR*     $   400   Camden County, New Jersey, Improvement Authority Revenue Bonds
135.9%                                      (Harvest Village Senior Redevelopment Project), VRDN, Series A,
                                            1.65% due 7/01/2029 (g)                                               $     400

                AAA       Aaa       4,765   Cape May County, New Jersey, Industrial Pollution Control
                                            Financing Authority Revenue Bonds (Atlantic City Electric
                                            Company Project), AMT, Series A, 7.20% due 11/01/2029 (d)                 5,310

                AAA       Aaa       3,010   Carteret, New Jersey, Board of Education, COP, 6.75% due
                                            10/15/2004 (d)(e)(h)                                                      3,373

                                            Delaware River Port Authority of Pennsylvania and New Jersey
                                            Revenue Bonds:
                AAA       Aaa       3,000     5.40% due 1/01/2016 (b)                                                 3,132
                NR*       Aaa       2,500     RIB, Series 396, 10.09% due 1/01/2019 (c)(f)                            2,965

                AAA       Aaa       1,120   Essex County, New Jersey, Improvement Authority, Parking
                                            Facility Revenue Bonds, 6.20% due 7/01/2002 (d)(e)                        1,140

                AAA       Aaa       1,500   Freehold, New Jersey, Regional High School District, GO,
                                            Refunding, 5% due 3/01/2018 (b)                                           1,533

                BBB       NR*       2,000   Gloucester County, New Jersey, Improvement Authority, Solid Waste
                                            Resource Recovery Revenue Refunding Bonds (Waste Management Inc.
                                            Project), Series A, 6.85% due 12/01/2029                                  2,180

                AAA       Aaa       3,630   Hoboken, Union City, Weehawken, New Jersey, Sewer Authority,
                                            Sewer Revenue Refunding Bonds, 6.20% due 8/01/2019 (d)                    3,735

                                            Hudson County, New Jersey, Improvement Authority, Facility
                                            Lease Revenue Refunding Bonds (Hudson County Lease Project) (b):
                AAA       NR*       3,360     5.25% due 10/01/2013                                                    3,551
                AAA       NR*       8,250     5.375% due 10/01/2024                                                   8,449

                                            Jackson Township, New Jersey, School District, GO (b):
                AAA       NR*       2,880     5% due 4/15/2017                                                        2,927
                AAA       NR*       5,200     5% due 4/15/2020                                                        5,212

                AAA       Aaa       3,750   Jersey City, New Jersey, Sewer Authority, Sewer Revenue
                                            Refunding Bonds, 6.25% due 1/01/2014 (a)                                  4,359

                AAA       Aaa       2,000   Middlesex County, New Jersey, COP, Refunding, 5% due 8/01/2022 (d)        2,003



Portfolio
Abbreviations


To simplify the listings of MuniYield New Jersey Insured Fund,
Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
GO         General Obligation Bonds
M/F        Multi-Family
RIB        Residual Interest Bonds
VRDN       Variable Rate Demand Notes



MuniYield New Jersey Insured Fund, Inc., April 30, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)

                S&P       Moody's   Face
STATE           Ratings   Ratings  Amount   Issue                                                                    Value
New Jersey                                  Monmouth County, New Jersey, Improvement Authority, Governmental
(concluded)                                 Loan Revenue Bonds (a):
                AAA       Aaa     $   735     5.20% due 12/01/2014                                                $     774
                AAA       Aaa       2,305     5.25% due 12/01/2015                                                    2,420

                                            Monmouth County, New Jersey, Improvement Authority, Governmental
                                            Loan Revenue Refunding Bonds (a):
                AAA       Aaa       2,070     5% due 12/01/2014                                                       2,155
                AAA       Aaa       1,695     5% due 12/01/2017                                                       1,722
                AAA       Aaa       1,520     5% due 12/01/2018                                                       1,536
                AAA       Aaa       1,540     5% due 12/01/2019                                                       1,549

                                            New Jersey EDA, Economic Development Revenue Refunding Bonds,
                                            VRDN (g):
                A1+       NR*         500     (Foreign Trade Zone Project), 1.65% due 12/01/2007                        500
                A1+       P1          100     (Stolthaven Project), Series A, 1.60% due 1/15/2018                       100

                BBB-      NR*       1,000   New Jersey EDA, First Mortgage Revenue Bonds (Fellowship
                                            Village), Series C, 5.50% due 1/01/2028                                     906

                                            New Jersey EDA, First Mortgage Revenue Refunding Bonds
                                            (Fellowship Village), Series A:
                BBB-      NR*       1,700     5.50% due 1/01/2018                                                     1,604
                BBB-      NR*       2,000     5.50% due 1/01/2025                                                     1,822

                NR*       Aaa       3,000   New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds
                                            (NUI Corporation), RIB, Series 371, 10.79% due 10/01/2022 (a)(f)          3,582

                                            New Jersey EDA, Revenue Bonds:
                AAA       Aaa       2,305     (Educational Testing Service), Series B, 6.125% due
                                              5/15/2005 (d)(e)                                                        2,565
                AAA       Aaa       3,000     (School Facilities-Construction), GO, Series A, 5.25% due
                                              6/15/2019 (a)                                                           3,076
                AAA       Aaa       9,080     (Transportation Project Sub-Lease), Series A, 5.875% due
                                              5/01/2014 (c)                                                           9,885

                AAA       Aaa       2,835   New Jersey EDA, Revenue Refunding Bonds (RWJ Health Care
                                            Corporation), 6.50% due 7/01/2024 (c)                                     3,097

                AAA       Aaa       1,150   New Jersey EDA, State Contract Revenue Bonds (Economic Recovery),
                                            Series A, 6% due 3/15/2021 (c)                                            1,184

                NR*       Aaa       2,535   New Jersey EDA, Water Facilities Revenue Bonds, RIB, AMT,
                                            Series 417, 11.79% due 11/01/2034 (b)(f)                                  3,038

                                            New Jersey EDA, Water Facilities Revenue Refunding Bonds
                                            (United Water of New Jersey Inc. Project), VRDN (a)(g):
                A1+       VMIG1++   2,000     AMT, Series C, 1.70% due 11/01/2025                                     2,000
                A1+       VMIG1++   2,200     Series A, 1.60% due 11/01/2026                                          2,200

                AAA       Aaa       1,990   New Jersey Environmental Infrastructure Trust, Environmental
                                            Infrastructure Revenue Bonds, Series A, 5% due 9/01/2016                  2,045

                                            New Jersey Health Care Facilities Financing Authority, Revenue
                                            Refunding Bonds:
                A-        A3          615     (Atlantic City Medical Center), 6.25% due 7/01/2017                       658
                A-        A3        1,315     (Atlantic City Medical Center), 5.75% due 7/01/2025                     1,322
                BBB+      NR*       1,800     (Holy Name Hospital), 6% due 7/01/2025                                  1,754
                AAA       Aaa       2,250     (Meridian Health System Obligation Group), 5.25% due
                                              7/01/2019 (c)                                                           2,290
                BBB-      Baa3      1,000     (Saint Elizabeth Hospital Obligation Group), 6% due 7/01/2027             957

                AAA       Aaa       2,000   New Jersey Sports and Exposition Authority, Convention Center,
                                            Luxury Tax Revenue Bonds, Series A, 6.60% due 7/01/2002 (d)(e)            2,057

                AAA       Aaa       2,000   New Jersey Sports and Exposition Authority, Convention Center,
                                            Luxury Tax Revenue Refunding Bonds, 5% due 9/01/2017 (d)                  2,026

                AAA       Aaa       9,890   New Jersey State Higher Education Assistance Authority, Student
                                            Loan Revenue Bonds, AMT, Series A, 5.30% due 6/01/2017 (a)               10,013

                                            New Jersey State Housing and Mortgage Finance Agency, Home Buyer
                                            Revenue Bonds, AMT (d):
                AAA       Aaa       3,150     Series CC, 5.80% due 10/01/2020                                         3,219
                AAA       Aaa       2,645     Series M, 7% due 10/01/2026                                             2,769

                AAA       Aaa       2,675   New Jersey State Housing and Mortgage Finance Agency,
                                            M/F Housing Revenue Refunding Bonds, Series A, 6.05% due
                                            11/01/2020 (a)                                                            2,773

                                            New Jersey State Transit Corporation, COP:
                AAA       Aaa       5,350     6.50% due 10/01/2016 (c)                                                5,968
                AAA       Aaa       4,000     (Federal Transit Administration Grants), Series A, 5.875%
                                              due 9/15/2012 (a)                                                       4,405

                                            New Jersey State Transportation Trust Fund Authority,
                                            Transportation System Revenue Bonds:
                AAA       Aaa       1,500     Series A, 5% due 6/15/2018 (c)                                          1,511
                AAA       Aaa       2,750     Series B, 5% due 6/15/2013 (a)                                          2,858

                                            New Jersey State Transportation Trust Fund Authority,
                                            Transportation System Revenue Refunding Bonds, Series B:
                AAA       Aaa       1,590     6% due 12/15/2017                                                       1,771
                AAA       Aaa       1,100     6% due 12/15/2019                                                       1,217

                AAA       Aaa       2,500   New Jersey State Turnpike Authority, Turnpike Revenue
                                            Refunding Bonds, Series A, 5.75% due 1/01/2019 (d)                        2,669

                                            Port Authority of New York and New Jersey, Consolidated
                                            Revenue Bonds:
                AA-       A1        1,000     93rd Series, 6.125% due 6/01/2094                                       1,118
                AAA       Aaa       4,000     AMT, 97th Series, 6.65% due 1/15/2023 (b)                               4,234

                                            Port Authority of New York and New Jersey, Consolidated
                                            Revenue Refunding Bonds:
                AAA       Aaa       1,315     125th Series, 5% due 10/15/2021 (c)                                     1,313
                AAA       Aaa       3,500     AMT, 96th Series, 6.60% due 10/01/2023 (b)                              3,683

                AAA       Aaa       4,075   Port Authority of New York and New Jersey, Revenue Bonds,
                                            Trust Receipts, AMT, Class R, Series 10, 9.762% due
                                            1/15/2017 (c)(f)                                                          4,576

                AAA       Aaa       3,180   Port Authority of New York and New Jersey, Revenue Refunding
                                            Bonds, DRIVERS, Series 153, 8.505% due 9/15/2012 (b)(f)                   3,423

                                            Port Authority of New York and New Jersey, Special Obligation
                                            Revenue Refunding Bonds (Versatile Structure Obligation),
                                            VRDN (g):
                A1+       VMIG1++     100     Series 3, 1.70% due 6/01/2020                                             100
                A1+       VMIG1++     200     Series 5, 1.70% due 8/01/2024                                             200

                AAA       Aaa       1,180   South Brunswick Township, New Jersey, Board of Education, GO,
                                            6.40% due 8/01/2005 (b)(e)                                                1,309

                                            Union County, New Jersey, Utilities Authority, Senior Lease
                                            Revenue Refunding Bonds (Ogden Martin System of Union), AMT,
                                            Series A (a):
                AAA       Aaa       1,590     5.375% due 6/01/2017                                                    1,637
                AAA       Aaa       1,670     5.375% due 6/01/2018                                                    1,700

                                            University of Medicine and Dentistry, New Jersey, Revenue Bonds,
                                            Series A (a):
                AAA       Aaa         570     5.50% due 12/01/2018                                                      605
                AAA       Aaa       1,145     5.50% due 12/01/2019                                                    1,209
                AAA       Aaa       1,130     5.50% due 12/01/2020                                                    1,189
                AAA       Aaa         865     5.50% due 12/01/2021                                                      907



MuniYield New Jersey Insured Fund, Inc., April 30, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)

                S&P       Moody's   Face
                Ratings   Ratings  Amount   Issue                                                                    Value
Puerto          NR*       Aa2     $ 2,110   Puerto Rico Industrial, Tourist, Educational, Medical
Rico--6.1%                                  and Environmental Control Facilities Revenue Bonds
                                            (Ascension Health), RIB, Series 377, 10.29% due 11/15/2030 (f)        $   2,400

                AAA       NR*       5,250   Puerto Rico Public Buildings Authority Revenue Bonds,
                                            DRIVERS, Series 211, 8.624% due 7/01/2021 (d)(f)                          5,431


                Total Investments (Cost--$174,999)--142.0%                                                          183,300
                Variation Margin on Financial Futures Contracts**--0.0%                                                (21)
                Other Assets Less Liabilities--1.4%                                                                   1,776
                Preferred Stock, at Redemption Value--(43.4%)                                                      (56,000)
                                                                                                                  ---------
                Net Assets Applicable to Common Stock--100.0%                                                     $ 129,055
                                                                                                                  =========

(a)AMBAC Insured.
(b)FGIC Insured.
(c)FSA Insured.
(d)MBIA Insured.
(e)Prerefunded.
(f)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2002.
(g)The interest rate is subject to change periodically based uponprevailing market rates. The interest rate shown is the rate in effect at April 30, 2002.
(h)Security held as collateral in connection with open financial futures contracts.
*Not Rated.
**Financial futures contracts sold as of April 30, 2002 were as follows:

Number of                       Expiration
Contracts    Issue                 Date            Value

 190   US Treasury Bonds        June 2002       $ 20,056,875
                                                ------------
Total Financial Futures Contracts Sold
(Total Contract Price--$19,567,031)             $ 20,056,875
                                                ============

++Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.


STATEMENT OF NET ASSETS


                  As of April 30, 2002
Assets:           Investments, at value (identified cost--$174,998,993)                                        $183,300,267
                  Cash                                                                                               42,179
                  Receivables:
                     Securities sold                                                         $ 11,962,764
                     Interest                                                                   3,324,668        15,287,432
                                                                                             ------------
                  Prepaid expenses and other assets                                                                   8,463
                                                                                                               ------------
                  Total assets                                                                                  198,638,341
                                                                                                               ------------

Liabilities:      Payables:
                     Securities purchased                                                      13,284,923
                     Dividends to shareholders                                                    162,784
                     Investment adviser                                                            75,831
                     Variation margin                                                              20,781        13,544,319
                                                                                             ------------
                  Accrued expenses and other liabilities                                                             38,935
                                                                                                               ------------
                  Total liabilities                                                                              13,583,254
                                                                                                               ------------

Preferred Stock:  Preferred Stock, par value $.05 per share (2,240 shares of AMPS*
                  issued and outstanding at $25,000 per share liquidation preference)                            56,000,000
                                                                                                               ------------

Net Assets        Net assets applicable to Common Stock                                                        $129,055,087
Applicable To                                                                                                  ============
Common Stock:

Analysis of       Common Stock, par value $.10 per share (8,683,789 shares issued
Net Assets        and outstanding)                                                                             $    868,379
Applicable to     Paid-in capital in excess of par                                                              121,755,913
Common Stock:     Undistributed investment income--net                                                            1,191,303
                  Accumulated realized capital losses on investments--net                                       (2,571,938)
                  Unrealized appreciation on investments--net                                                     7,811,430
                                                                                                               ------------
                  Total--Equivalent to $14.86 net asset value per share of Common Stock
                  (market price--$14.49)                                                                       $129,055,087
                                                                                                               ============

*Auction Market Preferred Stock.

See Notes to Financial Statements.


STATEMENT OF OPERATIONS


                  For the Six Months Ended April 30, 2002
Investment        Interest                                                                                     $  5,300,063
Income:

Expenses:         Investment advisory fees                                                   $    458,072
                  Commission fees                                                                  70,282
                  Accounting services                                                              42,781
                  Professional fees                                                                38,790
                  Transfer agent fees                                                              18,879
                  Directors' fees and expenses                                                     13,063
                  Listing fees                                                                      9,995
                  Printing and shareholder reports                                                  9,769
                  Custodian fees                                                                    6,091
                  Pricing fees                                                                      5,244
                  Other                                                                            11,112
                                                                                             ------------
                  Total expenses                                                                                    684,078
                                                                                                               ------------
                  Investment income--net                                                                          4,615,985
                                                                                                               ------------

Realized &        Realized gain on investments--net                                                               1,477,541
Unrealized        Change in unrealized appreciation/depreciation on investments--net                            (4,273,248)
Gain (Loss) on                                                                                                 ------------
Investments--Net: Total realized and unrealized loss on investments--net                                        (2,795,707)
                                                                                                               ------------

Dividends &       Investment income--net                                                                          (381,024)
Distributions     Realized gain on investments--net                                                                (11,827)
to Preferred                                                                                                   ------------
Stock             Total dividends and distributions to Preferred Stock shareholders                               (392,851)
Shareholders:                                                                                                  ------------
                  Net Increase in Net Assets Resulting from Operations                                         $  1,427,427
                                                                                                               ============

See Notes to Financial Statements.


MuniYield New Jersey Insured Fund, Inc., April 30, 2002


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              For the Six        For the
                                                                                              Months Ended      Year Ended
                                                                                               April 30,       October 31,
                  Increase (Decrease) in Net Assets:                                              2002            2001++
Operations:       Investment income--net                                                     $  4,615,985      $  8,892,380
                  Realized gain on investments--net                                             1,477,541         2,983,687
                  Change in unrealized appreciation/depreciation on investments--net          (4,273,248)         7,437,791
                  Dividends and distributions to Preferred Stock shareholders                   (392,851)       (1,686,048)
                                                                                             ------------      ------------
                  Net increase in net assets resulting from operations                          1,427,427        17,627,810
                                                                                             ------------      ------------

Dividends &       Investment income--net                                                      (4,055,298)       (7,227,738)
Distributions to  Realized gain on investments--net                                              (50,541)                --
Common Stock                                                                                 ------------      ------------
Shareholders:     Net decrease in net assets resulting from dividends and
                  distributions to Common Stock shareholders                                  (4,105,839)       (7,227,738)
                                                                                             ------------      ------------

Capital Stock     Value of shares issued to Common Stock shareholders in
Transactions:     reinvestment of dividends and distributions                                     721,206           727,086
                                                                                             ------------      ------------

Net Assets        Total increase (decrease) in net assets applicable
Applicable To     to Common Stock                                                             (1,957,206)        11,127,158
Common Stock:     Beginning of period                                                         131,012,293       119,885,135
                                                                                             ------------      ------------
                  End of period*                                                             $129,055,087      $131,012,293
                                                                                             ============      ============

                  *Undistributed investment income--net                                      $  1,191,303      $    878,543
                                                                                             ============      ============

++Certain prior year amounts have been reclassified to conform to current year presentation.

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

The following per share data and ratios                      For the Six
have been derived from information                              Months
provided in the financial statements.                           Ended
                                                              April 30,               For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2002         2001         2000         1999          1998
Per Share         Net asset value, beginning of period        $   15.17    $   13.96    $  13.48     $   15.96    $   15.49
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:++    Investment income--net                            .53         1.04         1.03         1.07         1.11
                  Realized and unrealized gain (loss)
                  on investments--net                             (.32)         1.21          .51       (2.24)          .49
                  Dividends and distributions to
                  Preferred Stock shareholders:
                     Investment income--net                       (.04)        (.20)        (.25)        (.19)        (.20)
                     Realized gain on investments--net          --+++++           --           --           --        (.03)
                     In excess of realized gain on
                     investments--net                                --           --           --        (.02)           --
                                                              ---------    ---------    ---------    ---------    ---------
                  Total from investment operations                  .17         2.05         1.29       (1.38)         1.37
                                                              ---------    ---------    ---------    ---------    ---------
                  Less dividends and distributions to
                  Common Stock shareholders:
                     Investment income--net                       (.47)        (.84)        (.81)        (.88)        (.88)
                     Realized gain on investments--net            (.01)           --           --           --        (.02)
                     In excess of realized gain on
                     investments--net                                --           --           --        (.22)           --
                                                              ---------    ---------    ---------    ---------    ---------
                  Total dividends and distributions
                  to Common Stock shareholders                    (.48)        (.84)        (.81)       (1.10)        (.90)
                                                              ---------    ---------    ---------    ---------    ---------
                  Net asset value, end of period              $   14.86    $   15.17    $   13.96    $   13.48    $   15.96
                                                              =========    =========    =========    =========    =========
                  Market price per share, end of period       $   14.49    $   15.04    $  13.375    $  12.625    $   16.75
                                                              =========    =========    =========    =========    =========

Total Investment  Based on market price per share             (.54%)+++       19.04%       12.80%     (18.97%)       12.13%
Return:**                                                     =========    =========    =========    =========    =========
                  Based on net asset value per share           1.13%+++       15.04%       10.27%      (9.20%)        9.07%
                                                              =========    =========    =========    =========    =========

Ratios Based on   Total expenses***                              1.07%*        1.11%        1.11%        1.03%        1.03%
Average Net                                                   =========    =========    =========    =========    =========
Assets of         Total investment income--net***                7.23%*        7.01%        7.56%        7.07%        7.10%
Common Stock:                                                 =========    =========    =========    =========    =========
                  Amount of dividends to Preferred
                  Stock shareholders                              .60%*        1.33%        1.86%        1.24%        1.30%
                                                              =========    =========    =========    =========    =========
                  Investment income--net, to Common
                  Stock shareholders                             6.63%*        5.68%        5.70%        5.83%        5.80%
                                                              =========    =========    =========    =========    =========

Ratios Based on   Total expenses                                  .75%*         .77%         .75%         .72%         .72%
Average Net                                                   =========    =========    =========    =========    =========
Assets Of         Total investment income--net                   5.04%*        4.86%        5.10%        4.94%        4.96%
Common &                                                      =========    =========    =========    =========    =========
Preferred
Stock:***

Ratios Based on   Dividends to Preferred Stock shareholders      1.37%*        3.01%        3.85%        2.87%        3.06%
Average Net                                                   =========    =========    =========    =========    =========
Assets of
Preferred Stock:

Supplemental      Net assets, net of Preferred Stock,
Data:             end of period (in thousands)                $ 129,055    $ 131,012    $ 119,885    $ 115,763    $ 135,578
                                                              =========    =========    =========    =========    =========
                  Preferred Stock outstanding, end of
                  period (in thousands)                       $  56,000    $  56,000    $  56,000    $  56,000    $  56,000
                                                              =========    =========    =========    =========    =========
                  Portfolio turnover                             20.48%       57.25%       50.65%       61.80%       46.23%
                                                              =========    =========    =========    =========    =========

Leverage:         Asset coverage per $1,000                   $   3,305    $   3,340    $   3,141    $   3,067    $   3,421
                                                              =========    =========    =========    =========    =========

Dividends Per     Investment income--net                      $     170    $     753    $     966    $     716    $     765
Share On                                                      =========    =========    =========    =========    =========
Preferred Stock
Outstanding:


*Annualized.
**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***Do not reflect the effect of dividends to Preferred Stock shareholders.
+++Aggregate total investment return.
+++++Amount is less than $.01 per share.
++Certain prior year amounts have been reclassified to conform to current year presentation.

See Notes to Financial Statements.


MuniYield New Jersey Insured Fund, Inc., April 30, 2002


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield New Jersey Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MJI. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $133,096 increase in cost of securities (which in return results in a corresponding $133,096 decrease in net unrealized appreciation and a corresponding $133,096 increase in undistributed net investment income), based on securities held by the Fund as of October 31, 2001.

The effect of this change for the six months ended April 30, 2002 was to increase net investment income by $32,867, decrease net unrealized appreciation by $107,956 and decrease net realized capital gains by $58,007. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

For the six months ended April 30, 2002, the Fund reimbursed FAM
$4,720 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2002 were $36,676,072 and $37,172,564, respectively.

Net realized gains for the six months ended April 30, 2002 and net unrealized gains (losses) as of April 30, 2002 were as follows:


                                   Realized        Unrealized
                                    Gains        Gains (Losses)

Long-term investments             $ 1,053,996     $ 8,301,274
Financial futures contracts           423,545       (489,844)
                                  -----------     -----------
Total                             $ 1,477,541     $ 7,811,430
                                  ===========     ===========


As of April 30, 2002, net unrealized appreciation for Federal income tax purposes aggregated $8,409,231, of which $8,711,948 related to appreciated securities and $302,717 related to depreciated securities. The aggregate cost of investments at April 30, 2002 for Federal income tax purposes was $174,891,037.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended April 30, 2002 and during the year ended October 31, 2001 increased by 48,524 and 48,705, respectively, as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at April 30, 2002 was 1.60%.

Shares issued and outstanding during the six months ended April 30, 2002 and during the year ended October 31, 2001 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2002, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $89,200 as commissions.


5. Capital Loss Carryforward:
At October 31, 2001, the Fund had a net capital loss carryforward of approximately $1,313,000, all of which expires in 2008. This amount will be available to offset amounts of any future taxable gains.


6. Subsequent Event:
On May 8, 2002, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.078000 per share, payable on May 30, 2002 to shareholders of record as of May 20, 2002.



MuniYield New Jersey Insured Fund, Inc., April 30, 2002


QUALITY PROFILE


The quality ratings of securities in the Fund as of April 30, 2002 were as follows:

                                    Percent of
S&P Rating/Moody's Rating          Total Assets

AAA/Aaa                                82.1%
AA/Aa                                   1.8
A/A                                     1.0
BBB/Baa                                 4.6
Other*                                  2.8

*Temporary investments in short-term municipal securities.



MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the Financial Information included in this report.



OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Donald W. Burton, Director
M. Colyer Crum, Director
Laurie Simon Hodrick, Director
Stephen B. Swensrud, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Theodore R. Jaeckel Jr., Vice President
Donald C. Burke, Vice President and Treasurer
Stephen M. Benham, Secretary



Vincent R. Giordano, Senior Vice President of MuniYield New Jersey Insured Fund, Inc., has recently retired. The Fund's Board of
Directors wishes Mr. Giordano well in his retirement.



Custodian
The Bank of New York
90 Washington Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100Church Street
New York, NY 10286




NYSE Symbol
MJI